Aegis Value Fund
Schedule of Portfolio Investments
September 30, 2021 (Unaudited)

	Country	Shares	Value
Common Stocks - 99.5%
Consumer Discretionary - 1.0%
Textiles, Apparel & Luxury Goods - 1.0%
Delta Apparel, Inc. (1)		59,392	$1,621,995

Energy - 24.2%
Energy Equipment & Services - 11.9%
AKITA Drilling Ltd. - Class A (1)	CAD	5,945,285	4,928,588
Deep Down, Inc. (1)(3)		766,584	482,948
Essential Energy Services Ltd.(1)(4)	CAD	1,428,583	394,761
Exterran Corp. (1)		500,549	2,222,437
Geospace Technologies Corp. (1)		12,278	117,255
Tidewater, Inc. (1)		311,894	3,761,442
Valaris Ltd. (1)(2)		234,363	8,174,581
Wolverine Energy & Infrastructure, Inc. (1)(4)	CAD	957,007	158,670
			20,240,682

Oil, Gas & Consumable Fuels - 12.3%
Adams Resources & Energy, Inc.		135,976	4,129,591
Ardmore Shipping Corp. (2)		333,082	1,382,290
Hallador Energy Company (1)		525,268	1,554,793
International Petroleum Corp. (1)	CAD	1,395,377	7,105,781
MEG Energy Corp. (1)	CAD	280,567	2,190,753
Penn Virginia Corp. (1)		53,914	1,437,887
Seplat Petroleum Development Company plc (4)	GBP	2,761,270	3,393,895
			21,194,990
Total Energy			41,435,672

Financials - 4.2%
Banks - 0.9%
Bank of Cyprus Holdings plc (1)(4)	GBP	1,315,577	1,559,405

Consumer Finance - 2.6%
EZCORP, Inc. (1)		589,504	4,462,545

Insurance - 0.7%
Conifer Holdings, Inc. (1)		430,026	1,238,475
Total Financials			7,260,425

Industrials - 0.1%
Commercial Services & Supplies - 0.1%
Green Impact Partners, Inc. (1)(4)	CAD	37,006	217,665

Materials - 70.0%
Metals & Mining - 51.7%
Diversified Metals & Mining - 19.3%
Amerigo Resources Ltd. (1)(3)	CAD	17,032,738	16,943,984
Base Resources Ltd.	AUD	2,915,429	548,005
Excelsior Mining Corp. (1)	CAD	2,483,258	980,285
Kenmare Resources plc (4)	GBP	2,148,598	12,382,649
Solitario Zinc Corp. (1)		620,433	344,340
Trevali Mining Corp. (1)	CAD	13,581,320	1,876,466
			33,075,729
Gold, Silver & Precious Metals & Minerals - 25.4%*
African Gold Group, Inc. (1)	CAD	3,900,000	461,866
Amarillo Gold Corp. (1)	CAD	2,290,826	434,074
Argonaut Gold, Inc. (1)	CAD	2,647,524	5,748,217
Big River Gold Ltd. (1)	AUD	1,493,339	286,097
Dundee Precious Metals, Inc.	CAD	556,525	3,348,114
Equinox Gold Corp. (1)(7)	CAD	738,563	4,874,772
Erdene Resource Development Corp. (1)	CAD	5,192,386	1,639,787
Fortuna Silver Mines, Inc. (1)	CAD	884,113	3,476,143
GoldQuest Mining Corp. (1)	CAD	2,849,300	314,939
IAMGOLD Corp. (1)(2)		1,458,328	3,295,821
Lion One Metals Ltd. (1)(7)	CAD	1,825,310	1,585,221
Loncor Gold, Inc. (1)(6)(7)	CAD	2,142,858	1,048,928
Minera Alamos, Inc. (1)(7)	CAD	18,954,538	7,482,448
Mundoro Capital, Inc. (1)(7)	CAD	1,851,852	292,413
Orezone Gold Corp. (1)	CAD	6,251,618	5,429,322
Superior Gold, Inc. (1)	CAD	4,715,639	2,047,688
TriStar Gold, Inc. (1)	CAD	351,164	83,175
Troilus Gold Corp. (1)	CAD	2,773,220	1,576,440
			43,425,465
Mining Services - 6.2%
Capital Ltd. (4)	GBP	4,046,698	4,292,841
Geodrill Ltd. (3)	CAD	3,956,698	6,403,940
			10,696,781
Steel - 0.8%
Universal Stainless & Alloy Products, Inc. (1)		133,238	1,380,346
Total Metals & Mining			88,578,321
Paper & Forest Products - 18.3%
Canfor Pulp Products, Inc. (1)	CAD	174,467	895,338
Conifex Timber, Inc. (1)(3)	CAD	2,246,913	3,139,931
Interfor Corp.	CAD	461,500	11,397,221
Mercer International, Inc.		264,447	3,064,941
Resolute Forest Products, Inc.		682,559	8,122,452
West Fraser Timber Co Ltd. (2)		57,101	4,809,617
			31,429,500
Total Materials			120,007,821
Total Common Stocks (Cost $136,097,010)			170,543,578

Warrants - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Gold, Silver & Precious Metals & Minerals - 0.2%
Loncor Gold, Inc., Exercise Price: C$0.95, 07/14/2022 (Acquired 7/6/2021, Cost $0) (1)(5)(6)(7)	CAD	1,071,429	71,902
Mundoro Capital, Inc., Exercise Price: C$0.20, 01/08/2022 (Acquired 12/17/2019, Cost $0) (1)(5)(6)(7)	CAD	925,926	24,124
Troilus Gold Corp., Exercise Price: C$1.50, 06/28/2023 (Acquired 06/11/2021, Cost $0) (1)(4)(6)	CAD	850,000	169,450
Total Warrants (Cost $0)			265,476

Total Investments - 99.7% (Cost $136,097,010)			170,809,054
Other Assets in Excess of Liabiliies - 0.3%			544,045
Net Assets - 100.0%			$171,353,099

Percentages are stated as a percent of net assets.

(1) Non-income producing security.
(2) Foreign security denominated in U.S. Dollars.
(3) Affiliated Company - The fund is owner of more than 5% of the outstanding voting securities. See affiliated table below for additional information.
(4) Level 2 Security.
(5)
Level 3 Security which was fair valued in accordance with the policies and procedures approved by the Board of Trustees. As of September 30, 2021, the value of these securities was $96,026 which represents 0.1% of total net assets.

(6) Illiquid Security. As of September 30, 2021, the value of these securities was $1,314,404 which represents 0.8% of total net assets.
(7) All or a portion of this security may be deemed restricted under Rule 144A.

*
Per the Fund’s Statement of Additional Information, the Fund may not invest more than 25% of its assets in any one industry. As of September 30, 2021, the Gold, Silver & Precious Metals & Minerals industry was over the 25% industry limitation but was due to market appreciation.

AUD - Australian Dollar
CAD - Canadian Dollar
GBP - British Pound Sterling

plc- Public Limited Company

For purposes of this report, the securities in the portfolio have been organized by their respective GICS code. The fund does not rely exclusively on GICS Industry classifications for purposes of its industry concentration policy. For example, within the Metals & Mining sector, the Fund utilizes the GICS Sub-Industry classifications, or aggregates thereof as shown above, for purposes of determining compliance with its industry concentration policy. In addition, in cases where a holding has been judged to be misclassified by GICS, or has not been classified by GICS, the Fund uses a Fund-determined GICS framework classification.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Aegis Value Fund
Portfolio Characteristics
September 30, 2021 (Unaudited)

Industry Breakdown
	% of the Fund’s Net Assets
Common Stocks			99.5%
Consumer Discretionary		1.0%
Textiles, Apparel & Luxury Goods	1.0%

Energy		24.2%
Energy Equipment & Services	11.9%
Oil, Gas & Consumable Fuels	12.3%

Financials		4.2%
Banks	0.9%
Consumer Finance	2.6%
Insurance	0.7%

Industrials		0.1%
Commercial Services & Supplies	0.1%

Materials		70.0%
Metals & Mining
Diversified Metals & Mining	19.3%
Gold, Silver & Precious Metals & Minerals	25.4%
Mining Services	6.2%
Steel	0.8%
Paper & Forest Products	18.3%
Warrants			0.2%
Materials		0.2%
Metals & Mining
Gold, Silver & Precious Metals & Minerals	0.2%
Other Assets in Excess of Liabilities			0.3%
Total Net Assets			100.0%

Aegis Value Fund
Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Aegis Value Fund as of September 30, 2021 amounted to $26,970,803, representing 15.74% of net assets. A summary of affiliated transactions for the period ended September 30, 2021 is as follows:

		Share Balance December 31, 2020	Additions	Deductions	Share Balance September 30, 2021
	Amerigo Resources Ltd.	17,032,738	-	-	17,032,738
	Conifex Timber, Inc.	1,449,913	797,000	-	2,246,913
	Deep Down, Inc.	766,584	-	-	766,584
	Geodrill Ltd.	3,956,698	-	-	3,956,698

		Value December 31, 2020	Acquisitions	Dispositions	Corporate Actions
	Amerigo Resources Ltd.	$10,704,840	$-	$-	$-
	Conifex Timber, Inc.	1,628,860	1,378,476	-	-
	Deep Down, Inc.	328,098	-	-	-
	Geodrill Ltd.	4,849,123	-	-	-
	Total	$17,510,921	$1,378,476	$-	$-

		Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value September 30, 2021	Dividend Income
	Amerigo Resources Ltd.	$-	$6,239,144	$16,943,984	$-
	Conifex Timber, Inc.	-	132,595	3,139,931	-
	Deep Down, Inc.	-	154,850	482,948	-
	Geodrill Ltd.	-	1,554,817	6,403,940	62,625
	Total	$-	$8,081,406	$26,970,803	$62,625

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Advisor, Funds or any other client of the Advisor.

Investment Valuation
Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees.

The valuation assigned to fair valued securities for purposes of calculating the Fund’s net asset value (“NAV”) may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. Where a security is traded in more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

Summary of Fair Value Exposure at September 30, 2021
In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity  (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in upon the NASDAQ and not subject to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,621,995	$-	$-	$1,621,995
Energy	37,488,346	3,947,326	-	41,435,672
Financials	5,701,020	1,559,405	-	7,260,425
Industrials	-	217,665	-	217,665
Materials	103,332,331	16,675,490	-	120,007,821
Warrants
Materials	-	169,450	96,026	265,476
Total	$148,143,692	$22,569,336	$96,026	$170,809,054

The following is a summary of quantitative information about significant unobservable valuation inputs for the Fund approved by the Valuation Committee for Level 3 Fair Value Measurements for investments held as of September 30, 2021:

Investments	Fair Value as of September 30, 2021	Valuation Technique	Unobservable Inputs		Weighted Average	Range
Loncor Gold, Inc. - Warrant, Exercise Price: C$0.95, 07/14/2022	$71,902	Black Scholes Option Pricing Model	Pricing Model		N/A	$0.0671
Mundoro Capital, Inc. - Warrant, Exercise Price: C$0.20, 01/08/2022	24,124	Black Scholes Option Pricing Model	Pricing Model		N/A	0.0261

The following is a reconciliation of the Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2021:
Fair Value Measurement Using Significant Unobservable Inputs (Level 3)				Investments in Securities
Beginning balance as of December 31, 2020				$63,794
Change in unrealized appreciation				32,232
Ending balance as of September 30, 2021				$96,026

Change in unrealized appreciation still held as of September 30, 2021				$32,232